UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

Intervoice, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 18, 2003 Intervoice, Inc. announced in the Press Release (the “Press Release”) its financial results for the quarter ended November 30, 2003.

     The foregoing is qualified by reference to the Press Release, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.

	By:	/s/ Craig E. Holmes Craig E. Holmes Executive Vice President and Chief Financial Officer

Date: December 18, 2003

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release dated December 18, 2003 announcing financial results for the quarter ended November 30, 2003.